VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:
Merrill Lynch Life Variable Annuity Separate Account D, SEC File No. 811-21127 (the “Registrant”)
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Trust	811-10221
BlackRock Capital Appreciation Fund, Inc.	811-06669
BlackRock Funds	811-05742
BlackRock Large Cap Series Fund, Inc.	811-09637
BlackRock Series Inc.	811-08797
Columbia Funds Series Trust II	811-21852
Federated Hermes Strategic Dividend Growth Fund, Inc.	811-4743
Fidelity Advisor Series I	811-03785
MFS Series Trust II	811-04775
Victory Pioneer Funds IV	811-21460

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Life Insurance Company